INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

15)       INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

	2011	2010	2009

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$40	$(34)	$81
Deferred (expense) benefit	(1,338)	(755)	1,266
Total	$(1,298)	$(789)	$1,347

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2011	2010	2009

	(In Millions)

Expected income tax (expense) benefit	$(1,443)	$(1,137)	$1,153
Noncontrolling interest	(36)	66	105
Separate Accounts investment activity	83	53	72
Non-taxable investment income (loss)	8	15	27
Adjustment of tax audit reserves	(7)	(13)	7
State income taxes	7	(5)	(12)
AllianceBernstein Federal and foreign taxes	(13)	(3)	(6)
Tax settlement	84	99	-
ACMC conversion	-	135	-
Other	19	1	1
Income tax (expense) benefit	$(1,298)	$(789)	$1,347

The Internal Revenue Service (“IRS”) completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction (“DRD”). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the “Treasury”) indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

The components of the net deferred income taxes are as follows:

	December 31, 2011		December 31, 2010
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Compensation and related benefits	$248	$-	$229	$-
Reserves and reinsurance	-	3,060	-	977
DAC	-	891	-	1,952
Unrealized investment gains or losses	-	418	-	259
Investments	-	1,101	-	800
Alternative minimum tax credits	242	-	241	-
Other	79	-	108	-
Total	$569	$5,470	$578	$3,988

The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2011	2010	2009

	(In Millions)

Balance at January 1,	$434	$577	$477
Additions for tax positions of prior years	337	168	155
Reductions for tax positions of prior years	(235)	(266)	(50)
Additions for tax positions of current year	1	1	1
Settlements with tax authorities	(84)	(46)	(6)
Balance at December 31,	$453	$434	$577

In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.